==============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 10, 2008
                                                          --------------

                                 SMARTPROS LTD.
                                 --------------
             (Exact name of Registrant as specified in its charter)


        Delaware                     001-32300                  13-4100476
--------------------------         --------------          ---------------------
     (State or other                (Commission                (IRS Employer
     jurisdiction of                File Number)            Identification No.)
     incorporation)



                12 Skyline Drive
               Hawthorne, New York                               10532
--------------------------------------------------     -------------------------
     (Address Of Principal Executive Office)                  (Zip Code)

      Registrant's telephone number, including area code (914) 345-2620
                                                         --------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01: NOTICE OF DELISTING OR FAILURE TO SATISFY A COUNTINUED LISTING
           RULE OR STANDARD; TRANSFER OF LISTING.

      On April 9, 2008, SmartPros Ltd. (the "Company") was notified by the NASDAQ Stock Market LLC ("Nasdaq") that its application to list its shares of common stock, $.0001 par value (the "Common Stock") and Common Stock purchase warrants ("Warrants") on the Nasdaq Capital Market was approved, subject to its continuing to satisfy the minimum bid price requirement of $4.00 per share for initial listing.

      On April 10, 2008, pursuant to authorization by the Company's Board of Directors, the Company notified the American Stock Exchange ("AMEX") that it intends to voluntarily withdraw the listing of its Common Stock and Warrants on the AMEX in order to transfer their listing to the Nasdaq Capital Market.

      The Company anticipates that the Common Stock and Warrants will commence trading on the Nasdaq Capital Market on or about April 22, 2008 and will trade under the new symbols "SPRO"and "SPROW," respectively.

ITEM 7.01: REGULATION FD DISCLOSURE.

      A copy of the press release announcing the Company's transfer of the listing of its Common Stock and Warrants to the Nasdaq Capital Market is attached as Exhibit 99.1 to this report.


ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

  (d) EXHIBITS.


       EXHIBIT
         NO.                              DESCRIPTION
       -------                            -----------
        99.1 Press release dated April 10, 2008, announcing the transfer of the Company's listing of its Common Stock and Warrants to the Nasdaq Capital Market.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          SmartPros Ltd.

Dated:   April 10, 2008                   By: /s/ Allen S. Greene
                                             --------------------------
                                             Allen S. Greene,
                                             Chief Executive Officer

                                       3